UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR
Certified Shareholder Report of
Registered Management Investment Companies

Investment Company Act File Number: 811-01884

Endowments
(Exact Name of Registrant as Specified in Charter)

P.O. Box 7650, One Market, Steuart Tower
San Francisco, California 94120
(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (415) 421-9360

Date of fiscal year end: July 31

Date of reporting period: April 1, 2011

Patrick F. Quan
Capital Research and Management Company
P.O. Box 7650, One Market, Steuart Tower
San Francisco, California 94120
(Name and Address of Agent for Service)

Copies to:
Michael Glazer
Bingham McCutchen LLP
355 South Grand Avenue, Suite 4400
Los Angeles, California 90071
(Counsel for the Registrant)

ITEM 1 – Reports to Stockholders

EndowmentsSM

Investments for nonproﬁt institutions

On April 1, 2011, Endowments: Growth and Income Portfolio merged with Capital Private Client Services Funds: Capital U.S. Equity Fund.SM This final Endowments shareholder report covers the last eight months prior to the merger. See Capital Private Client Services Funds’ prospectus and statement of additional information for further details on Capital U.S. Equity Fund and its service providers.

Supplemental report for the eight months ended March 31, 2011

Endowments: Growth and Income Portfolio seeks to provide long-term growth of principal, with income and preservation of capital as secondary objectives, primarily through investments in common stocks. As described in further detail in this report, the Growth and Income Portfolio merged with Capital Private Client Services Funds: Capital U.S. Equity FundSM on April 1, 2011.

Figures shown in this report are past results and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value. For current information and month-end results, visit americanfunds.com/endowments.

Here are returns on a $1,000 investment with all distributions reinvested for periods ended March 31, 2011 (the most recent calendar quarter-end):

	1 year	5 years	10 years
Growth and Income Portfolio
Average annual total return	12.54%	4.01%	5.45%

The total annual fund operating expense ratio for Growth and Income Portfolio was 0.75% (0.79% without the fee reduction described on page 14) as of the most recent fiscal year-end.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through February 28, 2009. Applicable fund results shown reflect the waiver, without which they would have been lower. See the Financial Highlights table on pages 16 and 17 for details.

Dear shareholders:

This is the final report for Endowments, covering the fund’s last eight months of operation prior to its merger with Capital Private Client Services Funds: Capital U.S. Equity Fund.SM

Equity markets continued strong with very little volatility in the two months since our semi-annual report. For the entire eight-month period ended March 31, 2011, an investment in Endowments: Growth and Income Portfolio returned 18.7%. Over the same period, the unmanaged Standard & Poor’s 500 Composite Index rose 22.0% and the Lipper Growth and Income Funds Index gained 20.7%.

On March 25, 2011, the shareholders of Growth and Income Portfolio voted to merge the fund with Capital U.S. Equity Fund. On April 1, that transaction took effect.

For more information on Capital Group Private Client Services, a division of Capital Guardian Trust Company, and its work with nonprofit organizations, visit capitalgrouppcs.com/for-foundations-and-endowments.html.

Once again, we thank you for your confidence in Endowments through its more than 40-year history.

Cordially,

/s/ Robert G. O’Donnell

Robert G. O’Donnell
Vice Chairman of the Board
and Principal Executive Officer

/s/ Gregory D. Johnson

Gregory D. Johnson
President

May 18, 2011

Investment portfolio

Growth And Income Portfolio  March 31, 2011

[begin pie chart]
Industry sector diversification	Percent of net assets

Financials	17.12%
Energy	13.00
Consumer staples	12.47
Industrials	11.07
Information technology	10.95
Other industries	23.48
Short-term securities & other assets less liabilities	11.91
[end pie chart]

			Percent
			of net
Common stocks - 88.09%	Shares	Value	assets

Financials - 17.12%
Wells Fargo & Co.	92,500	$2,932,250	3.42%
Berkshire Hathaway Inc., Class A (1)	20	2,506,000	2.92
American Express Co.	42,000	1,898,400	2.21
Goldman Sachs Group, Inc.	11,500	1,822,405	2.12
Moody's Corp.	50,000	1,695,500	1.98
Allstate Corp.	22,000	699,160	.81
JPMorgan Chase & Co.	15,000	691,500	.81
Chubb Corp.	10,000	613,100	.71
U.S. Bancorp	16,000	422,880	.49
Citigroup Inc. (1)	90,000	397,800	.46
Lincoln National Corp.	13,000	390,520	.46
BB&T Corp.	13,000	356,850	.42
KeyCorp	30,000	266,400	.31
		14,692,765	17.12

Energy - 13.00%
Chevron Corp.	27,000	2,900,610	3.38
Exxon Mobil Corp.	29,000	2,439,770	2.84
Schlumberger Ltd.	17,000	1,585,420	1.85
Royal Dutch Shell PLC, Class B (ADR)	15,000	1,098,600	1.28
TOTAL SA (ADR)	18,000	1,097,460	1.28
ConocoPhillips	10,000	798,600	.93
Occidental Petroleum Corp.	5,000	522,450	.61
Apache Corp.	2,750	360,030	.42
BP PLC (ADR)	8,000	353,120	.41
		11,156,060	13.00

Consumer staples - 12.47%
Philip Morris International Inc.	45,000	2,953,350	3.44
Coca-Cola Co.	33,000	2,189,550	2.55
Procter & Gamble Co.	35,000	2,156,000	2.51
PepsiCo, Inc.	20,000	1,288,200	1.50
Kraft Foods Inc., Class A	25,000	784,000	.92
Colgate-Palmolive Co.	7,000	565,320	.66
Hershey Co.	8,000	434,800	.51
Avon Products, Inc.	12,000	324,480	.38
		10,695,700	12.47

Industrials - 11.07%
Boeing Co.	26,000	1,922,180	2.24
Lockheed Martin Corp.	18,500	1,487,400	1.73
General Electric Co.	42,000	842,100	.98
Honeywell International Inc.	13,000	776,230	.91
United Parcel Service, Inc., Class B	10,000	743,200	.87
Deere & Co.	7,000	678,230	.79
Tyco International Ltd.	15,000	671,550	.78
Avery Dennison Corp.	15,000	629,400	.73
Emerson Electric Co.	10,000	584,300	.68
Pitney Bowes Inc.	16,000	411,040	.48
Illinois Tool Works Inc.	7,000	376,040	.44
Waste Management, Inc.	10,000	373,400	.44
		9,495,070	11.07

Information technology - 10.95%
Oracle Corp.	69,000	2,302,530	2.68
Microsoft Corp.	58,000	1,470,880	1.71
Cisco Systems, Inc.	84,000	1,440,600	1.68
Google Inc., Class A (1)	2,300	1,348,283	1.57
International Business Machines Corp.	5,000	815,350	.95
Maxim Integrated Products, Inc.	24,000	614,400	.72
Texas Instruments Inc.	16,000	552,960	.64
Hewlett-Packard Co.	11,000	450,670	.53
Intel Corp.	20,000	403,400	.47
		9,399,073	10.95

Health care - 10.62%
Merck & Co., Inc.	61,000	2,013,610	2.35
Pfizer Inc	60,000	1,218,600	1.42
UnitedHealth Group Inc.	23,000	1,039,600	1.21
Bristol-Myers Squibb Co.	35,000	925,050	1.08
Becton, Dickinson and Co.	9,500	756,390	.88
Johnson & Johnson	10,000	592,500	.69
Abbott Laboratories	12,000	588,600	.68
Stryker Corp.	9,000	547,200	.64
Medtronic, Inc.	13,000	511,550	.60
Eli Lilly and Co.	14,000	492,380	.57
Baxter International Inc.	8,000	430,160	.50
		9,115,640	10.62

Materials - 4.43%
Monsanto Co.	15,000	1,083,900	1.26
Dow Chemical Co.	20,000	755,000	.88
E.I. du Pont de Nemours and Co.	11,000	604,670	.70
Alcoa Inc.	32,000	564,800	.66
Nucor Corp.	11,500	529,230	.62
Potash Corp. of Saskatchewan Inc.	4,500	265,185	.31
		3,802,785	4.43

Consumer discretionary - 4.37%
Home Depot, Inc.	34,500	1,278,570	1.49
Time Warner Inc.	23,000	821,100	.96
Walt Disney Co.	15,000	646,350	.75
McDonald's Corp.	6,000	456,540	.53
Lowe's Companies, Inc.	12,000	317,160	.37
Best Buy Co., Inc.	8,000	229,760	.27
		3,749,480	4.37

Telecommunication services - 3.18%
AT&T Inc.	61,500	1,881,900	2.19
Verizon Communications Inc.	22,000	847,880	.99
		2,729,780	3.18

Utilities - 0.88%
Exelon Corp.	10,000	412,400	.48
Southern Co.	9,000	342,990	.40
		755,390	.88

Total common stocks (cost: $57,353,020)		75,591,743	88.09

	Principal		Percent
	amount		of net
Short-term securities - 9.73%	(000)	Value	assets

Jupiter Securitization Co., LLC 0.20% due 4/14/2011 (2)	$2,047	2,046,841	2.39
Federal Home Loan Bank 0.165% due 4/20/2011	1,900	1,899,876	2.21
Johnson & Johnson 0.19% due 5/11/2011 (2)	1,800	1,799,608	2.10
U.S. Treasury Bill 0.15% due 5/5/2011	1,100	1,099,894	1.28
Abbott Laboratories 0.18% due 4/18/2011 (2)	1,000	999,904	1.17
Google Inc. 0.18% due 4/12/2011 (2)	500	499,970	.58

Total short-term securities (cost: $8,345,997)		8,346,093	9.73

Total investment securities (cost: $65,699,017)		83,937,836	97.82
Other assets less liabilities		1,871,319	2.18

Net assets		$85,809,155	100.00%

(1) Security did not produce income during the last 12 months.
(2) Acquired in a transaction exempt from registration under the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $5,346,323, which represented 6.23% of the net assets of the fund.

Key to abbreviation
ADR = American Depositary Receipts

See Notes to Financial Statements

Financial statements

Statement of assets and liabilities
at March 31, 2011

Assets:
Investment securities, at value (cost: $65,699,017)		$83,937,836
Cash		1,807,581
Receivables for:
Dividends	$131,384
Investment advisory services fee reduction	114,552	245,936
		85,991,353
Liabilities:
Payables for:
Repurchases of fund's shares	4,591
Dividends on fund's shares	20,787
Investment advisory services	35,898
Other	120,922	182,198
Net assets at March 31, 2011		$85,809,155

Net assets consist of:
Capital paid in on shares of beneficial interest		$73,463,959
Undistributed net investment income		1,503
Accumulated net realized loss		(5,895,126)
Net unrealized appreciation		18,238,819
Net assets at March 31, 2011		$85,809,155

Shares of beneficial interest issued and outstanding (no stated par value) - unlimited shares authorized
Shares outstanding		5,599,076
Net asset value per share		$15.33

See Notes to Financial Statements

Statements of operations

	Eight months ended March 31, 2011	Year ended July 31, 2010
Investment income:
Income:
Dividends (net of non-U.S. taxes of $5,113 and $13,662, respectively)	$1,275,957	$2,027,978
Interest	7,665	8,275
	1,283,622	2,036,253
Fees and expenses:
Investment advisory services	265,240	411,497
Transfer agent services	508	717
Reports to shareholders	22,059	15,412
Registration statement and prospectus	28,772	28,892
Trustees' compensation	84,167	86,572
Trustees' travel expenses	22,993	20,880
Auditing	47,018	44,017
Legal	65,259	28,448
Custodian	986	1,608
Other	14,141	10,289
Total fees and expenses before fee reductions	551,143	648,332
Less fee reductions	153,284	31,087
Total fees and expenses after fee reductions	397,859	617,245
Net investment income	885,763	1,419,008

Net realized gain and unrealized appreciation on investments and currency:
Net realized gain (loss) on:
Investments	2,753,003	158,387
Currency transactions	2,935	(93)
Net realized gain on investments and currency	2,755,938	158,294
Net unrealized appreciation (depreciation) on:
Investments	9,876,658	8,395,394
Currency translations	(27)	1,791
Net unrealized appreciation on investments and currency	9,876,631	8,397,185
Net realized gain and unrealized appreciation on investments and currency	12,632,569	8,555,479
Net increase in net assets resulting from operations	$13,518,332	$9,974,487

See Notes to Financial Statements

Statements of changes in net assets
	Eight months ended March 31, 2011	Year ended July 31, 2010	Year ended July 31, 2009
Operations:
Net investment income	$885,763	$1,419,008	$1,724,068
Net realized gain (loss) on investments and currency transactions	2,755,938	158,294	(8,825,481)
Net unrealized appreciation (depreciation) on investments and currency translations	9,876,631	8,397,185	(11,022,636)
Net increase (decrease) in net assets resulting from operations	13,518,332	9,974,487	(18,124,049)

Dividends paid to shareholders from net investment income	(1,092,475)	(1,307,610)	(1,876,180)

Net capital share transactions	(1,861,103)	(12,107,188)	(9,812,420)

Total increase (decrease) in net assets	10,564,754	(3,440,311)	(29,812,649)

Net assets:
Beginning of period	75,244,401	78,684,712	108,497,361
End of period (including undistributed net investment income: $1,503, $205,280 and $93,975, respectively)	$85,809,155	$75,244,401	$78,684,712

See Notes to Financial Statements

Notes to financial statements

1.	Organization

Endowments (the "trust") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company and has issued one series of shares, Growth and Income Portfolio (the "fund"). The fund seeks to provide long-term growth of principal, with income and preservation of capital as secondary objectives, primarily through investments in common stocks.

2.	Significant accounting policies

The financial statements have been prepared to comply with accounting principles generally accepted in the United States of America. These principles require management to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. The fund follows the significant accounting policies described below, as well as the valuation policies described in the next section on valuation.

Security transactions and related investment income – Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Dividends and distributions to shareholders – Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

Currency translation – Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. On the accompanying financial statements, the effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

3.	Valuation

The fund’s investments are reported at fair value as defined by accounting principles generally accepted in the United States of America. The fund generally determines its net asset value as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open.

Methods and inputs – The fund uses the following methods and inputs to establish the fair value of its assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market in which the security trades.

Fixed-income securities, including short-term securities purchased with more than 60 days left to maturity, are generally valued at prices obtained as of approximately 3:00 p.m. New York time from one or more pricing vendors. Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates fair value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par when they reach 60 days.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the investment adviser are fair valued as determined in good faith under guidelines adopted by authority of the fund's board of trustees. Market quotations may be considered unreliable if events occur that materially affect the value of securities (particularly equity securities trading outside the U.S.) between the close of trading in those securities and the close of regular trading on the New York Stock Exchange. Various inputs may be reviewed in order to make a good faith determination of a security’s fair value. These inputs include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Classifications - The fund classifies its assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Level 3 values are based on significant unobservable inputs that reflect the fund’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following table presents the fund’s valuation levels as of March 31, 2011:

Investment securities:	Level 1	Level 2	Level 3	Total
Common stocks:
Financials	$14,692,765	$-	$-	$14,692,765
Energy	11,156,060	-	-	11,156,060
Consumer staples	10,695,700	-	-	10,695,700
Industrials	9,495,070	-	-	9,495,070
Information technology	9,399,073	-	-	9,399,073
Health care	9,115,640	-	-	9,115,640
Materials	3,802,785	-	-	3,802,785
Consumer discretionary	3,749,480	-	-	3,749,480
Telecommunication services	2,729,780	-	-	2,729,780
Utilities	755,390	-	-	755,390
Short-term securities	-	8,346,093	-	8,346,093
Total	$75,591,743	$8,346,093	$-	$83,937,836

4.	Risk factors

Investing in the fund may involve certain risks including, but not limited to, those described below.

Market risks – The prices of, and the income generated by, the common stocks and other securities held by the fund may decline in response to certain events taking place around the world, including those directly involving the issuers whose securities are owned by the fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; governmental or governmental agency responses to economic conditions; and currency, interest rate and commodity price fluctuations.

5.	Taxation and distributions

Federal income taxation – The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the period ended March 31, 2011, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the fund did not incur any interest or penalties.

The fund is not subject to examination by U.S. federal tax authorities for tax years before 2007 and by state tax authorities for tax years before 2005.

Non-U.S. taxation – Dividend and interest income is recorded net of non-U.S. taxes paid.

Distributions – Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as currency gains and losses; short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; and net capital losses. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes.

During the period ended March 31, 2011, the fund reclassified $2,935 from accumulated net realized loss to undistributed net investment income to align financial reporting with tax reporting.

The components of distributable earnings on a tax basis are reported as of the fund’s most recent year-end. As of July 31, 2010, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income		$205,280
Capital loss carryforwards*:
Expiring 2017	$(589,917)
Expiring 2018	(7,945,220)	(8,535,137)
Post-October capital loss deferrals (realized during the period November 1, 2009, through July 31, 2010)†		(112,991)

*The capital loss carryforwards will be used to offset any capital gains realized by the fund in the current year or in subsequent years through the expiration dates. Any capital loss carryforwards at the date of the merger will be available to be used by Capital Private Client Services Funds: Capital U.S. Equity FundSM subject to the expiration dates.
†These deferrals are considered incurred in the subsequent year.

As of March 31, 2011, the tax basis unrealized appreciation (depreciation) and cost of investment securities were as follows:

Gross unrealized appreciation on investment securities	$20,242,098
Gross unrealized depreciation on investment securities	(2,009,774)
Net unrealized appreciation on investment securities	18,232,324
Cost of investment securities	65,705,512

Dividends from net investment income reported in the financial statements are the same for federal income tax purposes.

6.	Fees and transactions with related parties

Capital Research and Management Company ("CRMC"), the fund’s investment adviser, is the parent company of American Funds Distributors,® Inc. ("AFD"), the principal underwriter of the fund’s shares, and American Funds Service Company® ("AFS"), the fund’s transfer agent.

Investment advisory services - The Investment Advisory and Service Agreement with CRMC provides for monthly fees accrued daily. These fees are based on an annual rate of 0.50% on the first $150 million of daily net assets and 0.40% on such assets in excess of $150 million.

The Investment Advisory and Service Agreement provides for a fee reduction to the extent that annual operating expenses exceed 0.75% of the average daily net assets of the fund. Expenses related to interest, taxes, brokerage commissions, transaction costs and extraordinary items are not subject to these limitations. For the period ended March 31, 2011, the fee reduction was $153,284. As a result, the fee shown on the accompanying financial statements of $265,240, which was equivalent to an annualized rate of 0.500%, was reduced to $111,956, or 0.211% of average daily net assets.

Distribution services – The trust has a principal underwriting agreement with AFD. AFD does not receive compensation for any sales of the fund’s shares.

Transfer agent services – The trust has a transfer agent agreement with AFS. Under this agreement, the fund compensates AFS for transfer agent services including shareholder recordkeeping and communications.

Affiliated officers and trustees – Officers and certain trustees of the trust are or may be considered to be affiliated with CRMC, AFD and AFS. No affiliated officers or trustees received any compensation directly from the fund.

7.	Capital share transactions

Capital share transactions in the fund were as follows:

	Sales		Reinvestments of dividends and distributions		Repurchases		Net decrease
	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares
Eight months ended March 31, 2011	$5,020,397	346,571	$908,517	63,276	$(7,790,017)	(558,919)	$(1,861,103)	(149,072)

Year ended July 31, 2010	6,568,574	511,155	1,116,690	87,006	(19,792,452)	(1,531,581)	(12,107,188)	(933,420)

Year ended July 31, 2009	5,233,923	473,866	1,632,354	148,330	(16,678,697)	(1,561,729)	(9,812,420)	(939,533)

8.	Investment transactions

The fund made purchases and sales of investment securities, excluding short-term securities and U.S. government obligations, if any, of $4,950,480 and $14,383,761, respectively, during the period ended March 31, 2011.

9.	Subsequent events

On April 1, 2011, the fund merged with Capital Private Client Services Funds: Capital U.S. Equity FundSM in accordance with a proposal approved by shareholders on March 25, 2011.

Financial highlights(1)

		Income (loss) from investment operations(2)			Dividends and distributions
	Net asset value, beginning of period	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return(3)	Net assets, end of period (in millions)	Ratio of expenses to average net assets before waivers		Ratio of expenses to average net assets after waivers(3)		Ratio of net income to average net assets(3)

Eight months ended 3/31/2011	$13.09	$.16	$2.28	$2.44	$(.20)	$-	$(.20)	$15.33	18.72%	$86	1.04	%(4)	.75	%(4)	1.67	%(4)
Year ended 7/31/2010	11.78	.22	1.30	1.52	(.21)	-	(.21)	13.09	12.91	75	.79		.75		1.72
Year ended 7/31/2009	14.24	.24	(2.44)	(2.20)	(.26)	-	(.26)	11.78	(15.29)	79	.74		.71		2.12
Year ended 7/31/2008	16.14	.26	(1.48)	(1.22)	(.30)	(.38)	(.68)	14.24	(7.95)	108	.67		.62		1.67
Year ended 7/31/2007	14.86	.29	2.03	2.32	(.27)	(.77)	(1.04)	16.14	16.02	119	.69		.64		1.81
Year ended 7/31/2006	14.95	.23	.44	.67	(.23)	(.53)	(.76)	14.86	4.61	104	.71		.66		1.56

	Eight months ended March 31,	Year ended July 31
	2011	2010	2009	2008	2007	2006

Porttfolio turnover rate	7%	22%	39%	21%	24%	25%

(1)Based on operations for the periods shown (unless otherwise noted) and, accordingly, may not be representative of a full year.
(2)Based on average shares outstanding.
(3)This column reflects the impact, if any, of certain waivers from CRMC. During the periods shown, CRMC reduced fees for investment advisory services.
(4)Annualized.

See Notes to Financial Statements

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of Endowments – Growth and Income Portfolio:

We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of Endowments – Growth and Income Portfolio (the “Fund”), as of March 31, 2011, and the related statements of operations, the statements of changes in net assets, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2011, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Endowments – Growth and Income Portfolio as of March 31, 2011, the results of its operations, the changes in its net assets, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Costa Mesa, California
May 18, 2011

Tax information
                  unaudited

On April 1, 2011, the fund merged into Capital Private Client Services Funds: Capital U.S. Equity FundSM. As a result, the fund is required to advise you of the federal tax status of certain distributions received by shareholders during the fund's taxable year ended April 1, 2011. The fund hereby designates the following amounts for its taxable year ended April 1, 2011:

Qualified dividend income	100%
U.S. government income that may be exempt from state taxation	$1,000

Additional tax information will be mailed in early 2012 to applicable shareholders. Shareholders should consult their tax advisers.

Results of meeting of shareholdersheld March 25, 2011

Endowments: Growth and Income Portfolio

Shares outstanding on record date (February 11, 2011):	5,631,329
Total shares voting on March 25, 2011:	3,119,590	(55.4% of shares outstanding)

		Percent		Percent		Percent
		of shares	Votes	of shares	Votes	of shares
	Votes for	voting for	against	voting against	abstaining	abstaining
To approve an Agreement and Plan of Reorganization and Liquidation	3,006,606	96.4%	15,415	0.5%	97,569	3.1%

Office of the trust
One Market
Steuart Tower, Suite 2000
Mailing address: P.O. Box 7650
San Francisco, CA 94120-7650

Investment adviser
Capital Research and Management Company
333 South Hope Street
Los Angeles, CA 90071-1406

Transfer agent for shareholder accounts
American Funds Service Company
Attn: HOST/IIS-IRV S-1
6455 Irvine Center Drive
Irvine, CA 92618

Custodian of assets
JPMorgan Chase Bank
270 Park Avenue
New York, NY 10017-2070

Independent registered public accounting firm
Deloitte & Touche LLP
695 Town Center Drive
Suite 1200
Costa Mesa, CA 92626-7188

Counsel
Bingham McCutchen LLP
355 South Grand Avenue, Suite 4400
Los Angeles, CA 90071-3106

Principal underwriter
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1406

For more information about any of the American Funds, ask your investment professional for a prospectus.

“American Funds Proxy Voting Procedures and Principles” — which describes how we vote proxies relating to portfolio securities — is available on the American Funds website or upon request by calling American Funds Service Company (AFS) at 800/421-0180. The fund files its proxy voting records with the U.S. Securities and Exchange Commission (SEC) for the 12 months ended June 30 by August 31. The proxy voting record is available free of charge on the SEC website at sec.gov and on the Endowments website at americanfunds.com/endowments.

Endowments files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This filing is available free of charge on the SEC website. You may also review or, for a fee, copy this filing at the SEC’s Public Reference Room in Washington, D.C. Additional information regarding the operation of the Public Reference Room may be obtained by calling the SEC’s Office of Investor Education and Advocacy at 800/SEC-0330. Additionally, the list of portfolio holdings is available by calling AFS.

The Capital Group Companies

Capital International   Capital Guardian   Capital Research and Management   Capital Bank and Trust   American Funds

Lit. No. MFGESR-980-0511P

Litho in USA DJC/IRV/10164-S28318

© 2011 ENDOWMENTS

ITEM 2 – Code of Ethics

The Registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer.  The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics.  Such request can be made to American Funds Service Company at 800/421-0180 or to the Secretary of the Registrant, One Market, Steuart Tower, Suite 2000, San Francisco, California 94105.

ITEM 3 – Audit Committee Financial Expert

The Registrant’s board has determined that Robert C. Ziebarth, a member of the Registrant’s audit committee, is an “audit committee financial expert” and "independent," as such terms are defined in this Item. This designation will not increase the designee’s duties, obligations or liability as compared to his or her duties, obligations and liability as a member of the audit committee and of the board, nor will it reduce the responsibility of the other audit committee members.  There may be other individuals who, through education or experience, would qualify as "audit committee financial experts" if the board had designated them as such.  Most importantly, the board believes each member of the audit committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition.

ITEM 4 – Principal Accountant Fees and Services

Registrant:
a) Audit Fees:
2009	$81,000
2010	$39,000
2011*	$47,000

b) Audit-Related Fees:
2009	$51
2010	$32
2011*	$12

The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s investment adviser conducted in accordance with Statement on Auditing Standards Number 70 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:
2009	$10,000
2010	$5,000
2011*	None
The tax fees consist of professional services relating to the preparation of the Registrant’s tax returns.

d) All Other Fees:
2009	None
2010	None
2011*	None

Adviser and affiliates (includes only fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant and were subject to the pre-approval policies described below):

a) Audit Fees:
Not Applicable

b) Audit-Related Fees:
2009	$968,000
2010	$996,000
2011*	$543,000

The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s transfer agent, principal underwriter and investment adviser conducted in accordance with Statement on Auditing Standards Number 70 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:
2009	None
2010	$10,000
2011*	$13,000
The tax fees consist of consulting services relating to the Registrant’s investments.

d) All Other Fees:
2009	$2,000
2010	$2,000
2011*	$2,000
The other fees consist of subscription services related to an accounting research tool.

All audit and permissible non-audit services that the Registrant’s audit committee considers compatible with maintaining the independent registered public accounting firm’s independence are required to be pre-approved by the committee.  The pre-approval requirement will extend to all non-audit services provided to the Registrant, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant. The committee will not delegate its responsibility to pre-approve these services to the investment adviser. The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services.  Actions taken under any such delegation will be reported to the full committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the non-audit services listed above provided to the Registrant, adviser and affiliates.

Aggregate non-audit fees paid to the Registrant’s auditors, including fees for all services billed to the Registrant, adviser and affiliates that provide ongoing services to the Registrant, were $1,303,000 for fiscal year 2009, $1,496,000 for fiscal year 2010, and $853,000 for the eight months ended 3/31/2011. The non-audit services represented by these amounts were brought to the attention of the committee and considered to be compatible with maintaining the auditors’ independence.

*For the eight months ended March 31, 2011.

ITEM 5 – Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 – Schedule of Investments

Not applicable, insofar as the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 – Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees since the Registrant last submitted a proxy statement to its shareholders.  The procedures are as follows.  The Registrant has a committee on governance comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of trustees. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the committee on governance of the Registrant, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the committee on governance.

ITEM 11 – Controls and Procedures

(a)
The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)
There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12 – Exhibits

(a)(1)	The Code of Ethics that is the subject of the disclosure required by Item 2 is attached as an exhibit hereto.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940 and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ENDOWMENTS

By /s/ Robert G. O'Donnell
Robert G. O'Donnell, Vice Chairman and Principal Executive Officer

Date: May 31, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By /s/ Robert G. O'Donnell
Robert G. O'Donnell, Vice Chairman and Principal Executive Officer

Date: May 31, 2011

By /s/ Dori Laskin
Dori Laskin, Treasurer and Principal Financial Officer

Date: May 31, 2011